EXHIBIT 32

  CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Mettler-Toledo International Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

     This annual report on Form 10-K for the period ending December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of the Company.


Date: March 15, 2004


/s/ Robert F. Spoerry
--------------------------
Robert F. Spoerry
Chief Executive Officer



/s/ Dennis W. Braun
---------------------------
Dennis W. Braun
Chief Financial Officer